                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid.
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

[ICO logo appears here]                                   Corporate Headquarters
                                                    11490 Westheimer, Suite 1000
                                                            Houston, Texas 77077

                                                                    NEWS RELEASE
TO:                                                      Contact: Jason Duran
                                                                  Al Pacholder
                                                         Phone:   281-721-4200
                                                         Fax:     281-721-4251
                                                         Website: www.icoinc.com
                                                         Pages:   2

--------------------------------------------------------------------------------


                     ICO RESPONDS TO TRAVIS STREET PARTNERS

         February 26, 2001 - HOUSTON, TEXAS - ICO, Inc. (NASDAQ: ICOC) announced today that it has sent the following letter to Travis Street Partners, LLC:


                                                            February 23, 2001



         Travis Street Partners, LLC                        Sent via Facsimile
         910 Travis Street                                  and Certified Mail
         Suite 2150
         Houston, TX  77022
         Attention:  Timothy Gollin


         Dear Mr. Gollin:




                  In response to your letter of February 21, 2001, we write to explain why ICO seeks to maintain the confidentiality of the competitively sensitive, strategic and proprietary information that you have requested concerning ICO's business.

                  As part of ICO's ongoing review of strategic alternatives, ICO's financial adviser, Bear, Stearns & Co. Inc., has provided non-public information about ICO to certain parties that have expressed interest in pursuing a transaction involving ICO. Each of these parties has signed a standard confidentiality agreement - as is entirely customary in such circumstances - in order to prevent the recipients from misusing the supplied information to the detriment of ICO and its shareholders.

                  Because you asked to be included in this process, and because you said that you wanted no special treatment, Bear Stearns sent Travis Street exactly the same form of confidentiality agreement that all other interested parties received. You were invited to let Bear Stearns know if you believed any modifications to the agreement were appropriate. Yet, unlike all the other interested parties, you declined even to discuss the terms of the agreement with us. To us, this indicates that you are now insisting on just the kind of special treatment you previously said you did not want, or perhaps are simply using the confidentiality agreement to try to gain a public relations advantage.

                  ICO also asked Travis Street to agree to maintain the confidentiality of some of the information that you requested under the Texas Business Corporation Act. However, despite what you say in your February 21 letter, ICO never asked you to keep information confidential to the extent it related to expense reimbursement and benefits received by the Pacholders. In fact, the agreement that ICO asked you to sign specifically allowed you to determine and develop such information and disclose it to ICO's shareholders.

                  The agreement did require you to keep confidential certain information about ICO's customers, suppliers, nonexecutive employees and other parties with whom ICO does business, because that information is competitively sensitive, strategic and proprietary information which, if publicly disclosed, could be harmful to ICO and its shareholders.

                  We and our counsel are prepared to discuss with you the terms of the requested confidentiality agreement and to address any legitimate concerns you may have.

                  We wish to point out that you received drafts of both confidentiality agreements over a week ago. Instead of contacting ICO or its representatives to negotiate in good faith the terms of those agreements, you decided to post on your website your response which, in our view, badly mischaracterizes the purpose and effect of those agreements. We believe that contacting us directly would have been a far more straightforward and productive way for you to proceed than by public website posting, if you in fact are prepared to address ICO's concerns about holding in confidence competitively sensitive, strategic and proprietary information.

                                                 Sincerely yours,

                                                 David Gerst

         cc:  Eugene F. Cowell III
              Weil, Gotshal & Manges LLP


         ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834.

         In addition, the identity of people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001 and in the amended Preliminary Proxy filed by ICO on February 20, 2001.

         Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this letter are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

The following is included in ICO, Inc.'s Web site:

New Press Release - February 26, 2001
ICO RESPONDS TO TRAVIS STREET PARTNERS

February 26, 2001

ICO RESPONDS TO TRAVIS STREET PARTNERS

         February 26, 2001 - HOUSTON, TEXAS - ICO, Inc. (NASDAQ: ICOC) announced today that it has sent the following letter to Travis Street Partners, LLC:

--------------------------------------------------------------------------------


         February 23, 2001


         Travis Street Partners, LLC                       Sent via Facsimile
         910 Travis Street                                 and Certified Mail
         Suite 2150
         Houston, TX  77022
         Attention:  Timothy Gollin

         Dear Mr. Gollin:

                  In response to your letter of February 21, 2001, we write to explain why ICO seeks to maintain the confidentiality of the competitively sensitive, strategic and proprietary information that you have requested concerning ICO's business.

                  As part of ICO's ongoing review of strategic alternatives, ICO's financial adviser, Bear, Stearns & Co. Inc., has provided non-public information about ICO to certain parties that have expressed interest in pursuing a transaction involving ICO. Each of these parties has signed a standard confidentiality agreement - as is entirely customary in such circumstances - in order to prevent the recipients from misusing the supplied information to the detriment of ICO and its shareholders.

                  Because you asked to be included in this process, and because you said that you wanted no special treatment, Bear Stearns sent Travis Street exactly the same form of confidentiality agreement that all other interested parties received. You were invited to let Bear Stearns know if you believed any modifications to the agreement were appropriate. Yet, unlike all the other interested parties, you declined even to discuss the terms of the agreement with us. To us, this indicates that you are now insisting on just the kind of special treatment you previously said you did not want, or perhaps are simply using the confidentiality agreement to try to gain a public relations advantage.

                  ICO also asked Travis Street to agree to maintain the confidentiality of some of the information that you requested under the Texas Business Corporation Act. However, despite what you say in your February 21 letter, ICO never asked you to keep information confidential to the extent it related to expense reimbursement and benefits received by the Pacholders. In fact, the agreement that ICO asked you to sign specifically allowed you to determine and develop such information and disclose it to ICO's shareholders.

                  The agreement did require you to keep confidential certain information about ICO's customers, suppliers, nonexecutive employees and other parties with whom ICO does business, because that information is competitively sensitive, strategic and proprietary information which, if publicly disclosed, could be harmful to ICO and its shareholders.

                  We and our counsel are prepared to discuss with you the terms of the requested confidentiality agreement and to address any legitimate concerns you may have.

                  We wish to point out that you received drafts of both confidentiality agreements over a week ago. Instead of contacting ICO or its representatives to negotiate in good faith the terms of those agreements, you decided to post on your website your response which, in our view, badly mischaracterizes the purpose and effect of those agreements. We believe that contacting us directly would have been a far more straightforward and productive way for you to proceed than by public website posting, if you in fact are prepared to address ICO's concerns about holding in confidence competitively sensitive, strategic and proprietary information.

                                             Sincerely yours,

                                             David Gerst

         cc:  Eugene F. Cowell III
              Weil, Gotshal & Manges LLP

         ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834.

         In addition, the identity of people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001 and in the amended Preliminary Proxy filed by ICO on February 20, 2001.

         Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this letter are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.